Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


THE MONTGOMERY PARTNERS SERIES
101 California Street
San Francisco, California 94111
(800) OWL-8758 (695-8758)
Invest wisely.SM

Prospectus

December 31, 1997, as supplemented May 5, 1998

Montgomery Global Long-Short Fund

Montgomery Emerging Markets Focus Fund


Class A, Class B and Class C shares of these Funds are offered in this prospectus.

This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it and retain it for future reference. A Statement of Additional Information dated December 31, 1997, as may be revised, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated by this reference and is available without charge by calling your financial consultant or (800) OWL-8758 (695-8758). If you are viewing the electronic version of this prospectus through an on-line computer service, you may request a printed version free of charge by calling (800) OWL-8758 (695-8758).

Each Fund is a separate series of The Montgomery Funds II, an openend management investment company. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding The Montgomery Funds II.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any bank. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary of Key Information                                 2
Fees and Expenses of the Funds                             3
The Funds' Investment Objectives and Policies              5
Selecting the Correct Class of Shares                      6
Sales Charge Reductions and Waivers                        8
How to Invest in the Funds                                 9
How to Redeem an Investment in the Funds                  11
Exchange Privileges and Restrictions                      13
Portfolio Securities                                      14
Other Investment Practices                                15
Risk Considerations                                       18
Management of the Funds                                   20
How Net Asset Value Is Determined                         23
Dividends and Distributions                               23
Taxation                                                  24
General Information                                       25
Backup Withholding Instructions                           26
Glossary                                                  27

Summary of Key Information

What is offered in this prospectus?

Class A, Class B and Class C shares of the following funds (the "Funds") are offered in this prospectus:

         Montgomery Global Long-Short Fund (the "Long-Short Fund")
         Montgomery Emerging Markets Focus Fund (the "Emerging Markets Fund")

What is each Fund's investment objective?

Each Fund seeks capital appreciation.

What is each Fund's strategy?

The Long-Short Fund normally seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide.

The Emerging Markets Fund normally seeks to achieve its objective by investing at least 65% of its total assets in equity securities of between three and ten emerging markets countries. See "The Funds' Investment Objectives and Policies."

What is special about the Funds?

The Long-Short Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be an appropriate investment for conservative investors.

The Emerging Markets Fund will invest a larger percentage of its assets in fewer countries (three to ten) than other general emerging markets mutual funds. As a result, the value of an investment in this Fund may be more volatile and subject to higher risks than investments in other foreign stock mutual funds.

You should read this prospectus carefully and discuss your investment with your financial consultant before investing. Like all mutual funds, there can be no assurance that a Fund's investment objective will be attained. See "Risk Considerations."

Who manages the Funds?

Each Fund is managed by Montgomery Asset Management, LLC (the "Manager"), a subsidiary of Commerzbank AG. Commerzbank and its affiliates have worldwide investment management operations and expertise. To benefit from these resources, the Manager may consult with or rely on its affiliated investment advisory organizations for research and other investment advice deemed useful by the Manager. See "Management of the Funds."

How do you invest in the Funds?

The Funds' shares are sold primarily through financial intermediaries and financial professionals. Certain classes of shares may be subject to a front-end sales charge, a back-end contingent deferred sales charge and/or Rule 12b-1 fees as described in this prospectus. In general, the minimum initial investment in each Fund is $2,000 (including IRAs), and subsequent investments must be at least $500. The Manager or the Distributor, under any circumstances that either deems appropriate, may waive these minimums. See "Sales Charge Reductions and Waivers" and "How to Invest in the Funds."

Which class of shares is best for you?

Each class has different expenses and sales charges. You should carefully review "Fees and Expenses of the Funds" with your financial consultant. The alternative purchase arrangements permit you to choose the method of buying shares that is most beneficial to you given the amount of the purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated term of your investment, the accumulated continuing distribution and service fees and contingent deferred sales charges of one class would be more than the initial sales charge and accumulated continuing distribution and service fees of another class of shares purchased at the same time. See "Selecting the Correct Class of Shares" and "Sales Charge Reductions and Waivers."

Fees and Expenses of the Funds

Shareholder Transaction Expenses for the Funds

An investor would pay, either directly or indirectly, the following charges when buying or redeeming shares of a Fund:

------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:                          CLASS A         CLASS B(a)      CLASS C
(FOR EACH FUND)
------------------------------------------------------------------------------------------------------------
Maximum sales charge on purchases                          5.50%(b)        None            None
(as a percentage of offering price)
------------------------------------------------------------------------------------------------------------
Sales charge on reinvested dividends                       None            None            None
------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge                              None(c)         5.00%(d)        1.00%(e)
(as a percentage of redemption proceeds)
------------------------------------------------------------------------------------------------------------
Redemption fee(f)                                          None(g)         None            None
------------------------------------------------------------------------------------------------------------
Exchange fee                                               None            None            None
------------------------------------------------------------------------------------------------------------


Annual Portfolio Operating Expenses (as a percentage of average net assets)

------------------------------------------------------------------------------------------------------------
MONTGOMERY GLOBAL LONG-SHORT FUND                          CLASS A         CLASS B         CLASS C
------------------------------------------------------------------------------------------------------------
Management fee(h)                                          1.50%           1.50%           1.50%
------------------------------------------------------------------------------------------------------------
Other expenses (after reimbursement)(h)                    0.85%           0.85%           0.85%
------------------------------------------------------------------------------------------------------------
     Shareholder servicing fee of 0.25% included
------------------------------------------------------------------------------------------------------------
Sub-total operating expenses                               2.35%           2.35%           2.35%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
12b-1 distribution fee                                     None            0.75%           0.75%
------------------------------------------------------------------------------------------------------------
Total fund operating expenses (after reimbursement) (h)    2.35%           3.10%           3.10%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MONTGOMERY EMERGING MARKETS FOCUS FUND                     CLASS A         CLASS B         CLASS C
------------------------------------------------------------------------------------------------------------
Management fee(h)                                          1.25%           1.25%           1.25%
------------------------------------------------------------------------------------------------------------
Other expenses (after reimbursement)(h)                    0.85%           0.85%           0.85%
------------------------------------------------------------------------------------------------------------
     Shareholder servicing fee of 0.25% included
------------------------------------------------------------------------------------------------------------
Sub-total operating expenses                               2.10%           2.10%           2.10%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
12b-1 distribution fee                                     None            0.75%           0.75%
------------------------------------------------------------------------------------------------------------
Total Fund operating expenses (after reimbursement) (h)    2.10%           2.85%           2.85%
------------------------------------------------------------------------------------------------------------

Note: The Long-Short Fund, because of its use of leverage, is expected to incur interest expenses that are higher than for other mutual funds. Total interest expenses for the current year are estimated to be approximately 0.50% of average net assets.

(a) Class B shares convert to Class A shares automatically at the beginning of the seventh year after purchase.
(b) Reduced for purchases of $25,000 and more. Class A purchases of $1,000,000 or more will not be subject to an initial sales charge.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to Fund participants in certain fee-based programs.
(d) 5.00% during the first year, 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the beginning of the seventh year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC if redeemed within the first year after purchase.
(f) Shareholders effecting redemptions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be directly deducted from redemption proceeds. See "How to Redeem an Investment in the Funds."
(g) Class A shares that (i) were not purchased throughcertain fee-based programs, or (ii) were not subject to an initial sales charge or to a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.
(h) Expenses for the Funds are estimated. The Manager will reduce its fees and may absorb or reimburse the Funds for certain expenses to the extent necessary to limit total annual Fund operating expenses to the amount indicated in the table for the Funds. The Funds are required to reimburse the Manager for any reductions in the Manager's fee only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year. Absent the reduction, actual total Fund operating expenses are estimated to be: Long-Short Fund:
     Class A, 3.10% (1.60% other expenses), Class B, 3.85% (1.60% other expenses), and Class C, 3.85% (1.60% other expenses); Emerging Markets
     Fund: Class A, 2.85% (1.60% other expenses), Class B, 3.60% (1.60% other expenses), and Class C,

                                       3



     3.60% (1.60% other expenses). The Manager may terminate these voluntary reductions at any time. See "Management of the Funds."

The previous table is intended to assist the investor in understanding the various direct and indirect costs and expenses of the Funds. Operating expenses are paid out of the Funds' assets and are factored into the Funds' share prices. The Funds estimate that they will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year. Because Rule 12b-1 distribution charges are accounted for on a class-level basis (and not on an individual shareholder-level basis), individual long-term investors in the Class B and Class C shares of the Funds may over time pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc. (the "NASDR"), even though all shareholders of those classes in the aggregate may not.

Example of Expenses for the Funds

Assuming, hypothetically, that a Fund's annual return is 5% and that its operating expenses are as set forth above, an investor buying $1,000 of a Fund's shares would have paid the following total expenses upon redeeming such shares:

-------------------------------------------------------------- -------------------------------- --------------------------------
                                                                Montgomery Global Long-Short      Montgomery Emerging Markets
                                                                            Fund                          Focus Fund
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
                                                                   1 YEAR          3 YEARS          1 YEAR          3 YEARS

-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
Class A                                                             $77             $124             $75             $117
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
Class B
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
     Assuming redemption at end of period                           $81             $124             $79             $118
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
     Assuming no redemption                                         $31              $96             $29              $88
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
Class C
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
     Assuming redemption at end of period                           $41              $96             $39              $88
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------
     Assuming no redemption                                         $31              $96             $29              $88
-------------------------------------------------------------- --------------- ---------------- --------------- ----------------

This example is to help potential investors understand the effect of expenses. Investors should understand that this example does not represent past or future expenses or returns and that actual expenses and returns may vary.


The Funds' Investment Objectives and Policies

The investment objectives and general investment policies of the Funds are described below. Specific portfolio securities that may be purchased by the Funds are described in "Portfolio Securities." Specific investment practices that may be employed by the Funds are described in "Other Investment Practices." Certain risks associated with investing in the Funds are described in those sections as well as in "Risk Considerations." Certain terms used here are defined in the Glossary at the end of this prospectus.

Montgomery Global Long-Short Fund

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be an appropriate investment for conservative investors.

The Long-Short Fund's investment objective is to seek capital appreciation. Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide. This Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to this Fund's investment objective. Investors should note that this Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

This Fund may employ margin leverage and engage in shortsales of securities it does not own. This Fund also may use options and financial indices for hedging purposes and/or to establish or increase its long or short positions. This Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

This Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. This Fund deems securities that are convertible to equity investments to be equity-derivative securities.

Montgomery Emerging Markets Focus Fund

The Emerging Markets Fund's investment objective is to seek capital appreciation. Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of between three and 10 emerging markets countries. This Fund may invest up to 50% of its total assets in a single emerging markets country. The Manager currently regards the following to be emerging markets countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico,

Peru, Trinidad and Tobago, Uruguay and Venezuela); Asia (Bangladesh, China/Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam); southern and eastern Europe (the Czech Republic, Greece, Hungary, Kazakstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine); the Middle East (Israel and Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe). In the future, this Fund may invest in other emerging markets countries. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

At times, this Fund may concentrate its investments in one or more market sectors (without concentrating in a specific industry). When this Fund concentrates its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

This Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including debt securities rated below investment grade. See "Portfolio Securities," "Risk Considerations" and the Appendix in the Statement of Additional Information.

This Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. This Fund deems securities that are convertible to equity investments to be equity-derivative securities.


Selecting the Correct Class of Shares

This prospectus offers Class A, Class B and Class C shares of each Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial consultant can help you decide. For estimated expenses of each class, see the table under "Fees and Expenses of the Funds" earlier in this prospectus.

Class A Shares - Initial Sales Charge

Class A shares will incur an initial sales charge when they are purchased (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.5%, which will be reduced for purchases of $25,000 and over. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of The Montgomery Partners Series funds. Class A shares are subject to an ongoing shareholder servicing fee of 0.25% of a Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any CDSC when they are redeemed. However, while purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchase may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares that (i) were not purchased through certain fee-based programs, or (ii) were not subject to an initial sales charge or to a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase. Class A shares also will be issued upon conversion of Class B shares as described below under "Class B shares."

Class B Shares - Deferred Sales Charge

Class B shares will not incur a sales charge when they are purchased, but they are subject to an ongoing Rule 12b-1 distribution fee of 0.75% and an ongoing shareholder servicing fee of 0.25% of a Fund's average net assets attributable to Class B shares. Class B shares are subject to a CDSC if they are redeemed within six years of purchase. At the beginning of the seventh year after purchase, Class B shares will automatically convert into Class A shares of a Fund, which are subject to the same shareholder servicing fee of 0.25%. If Class B shares of a Fund are exchanged for Class B shares of another fund of The Montgomery Partners Series, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class A shareholder servicing fee of the acquired fund upon the conversion. The holding period of the exchanged shares will be tacked onto the holding period of the acquired shares. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert.

Class C Shares - Pay As You Go

Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing Rule 12b-1 distribution fee of 0.75% and an ongoing shareholder servicing fee of 0.25% of a Fund's average net assets attributable to Class C shares. Class C shares also are subject to a 1.00% CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a CDSC for only one year (as compared to six years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to the 0.75% Rule 12b-1 distribution fee for an indefinite period subject to annual approval by the Funds' Board of Trustees and subject to regulatory limitations.

Sales Charges

Class A Shares

Part of the front-end sales charge is paid directly to the selling broker/dealer
(the "dealer reallowance"). The remainder is retained by the Distributor and may be used to either promote the sale of the Funds or to compensate the Distributor for its efforts to sell the Funds.

------------------------------------------------- ---------------------- ----------------------- ---------------------------------
YOUR INVESTMENT                                    AS A PERCENTAGE OF      AS A PERCENTAGE OF        DEALER REALLOWANCE AS A
                                                     OFFERING PRICE         YOUR INVESTMENT        PERCENTAGE OF OFFERING PRICE
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
Less than $25,000                                         5.50%                  5.82%                        5.00%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$25,000 or more, but less than $50,000                    4.75%                  4.99%                        4.30%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$50,000 or more, but less than $100,000                   4.25%                  4.44%                        3.85%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$100,000 or more, but less than $250,000                  3.25%                  3.36%                        3.00%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$250,000 or more, but less than $500,000                  2.25%                  2.30%                        2.00%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$500,000 or more, but less than $1,000,000                1.25%                  1.27%                        1.00%
------------------------------------------------- ---------------------- ----------------------- ---------------------------------
$1,000,000 or more                                        0.00%*                 0.00%*                       0.00%*
------------------------------------------------- ---------------------- ----------------------- ---------------------------------

    *The Manager may pay a dealer reallowance on purchases of $1 million or more during a 13-month period. The dealer reallowance, as a percentage of offering price, is as follows: 1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount between $50 million and $100 million; plus 0.15% of the amount exceeding $100 million.

Class B Shares

Class B shares are offered at their net asset value per share, without any initial sales charge, but are subject to a CDSC if redeemed within six years of purchase (a "back-end load"). The Distributor pays the selling broker/dealer a 4.00% commission at the time of sale.

Class C Shares

Class C shares are offered at their net asset value per share without any initial sales charge. Class C shares, however, are subject to a CDSC if they are redeemed within one year of purchase. The Distributor may pay the selling broker/dealer up to a 1.00% commission at the time of sale.

Contingent Deferred Sales Charge (CDSC)

Shareholders of Class B and Class C shares may be subject to a CDSC upon redemption of their shares under the following conditions:

Class B Shares

-----------------------------------------------------------------------------
         YEARS AFTER PURCHASE              CDSC ON SHARES BEING REDEEMED
-----------------------------------------------------------------------------
               1st year                                5.00%
-----------------------------------------------------------------------------
               2nd year                                4.00%
-----------------------------------------------------------------------------
               3rd year                                3.00%
-----------------------------------------------------------------------------
               4th year                                3.00%
-----------------------------------------------------------------------------
               5th year                                2.00%
-----------------------------------------------------------------------------
               6th year                                1.00%
-----------------------------------------------------------------------------
             After 6 years                              None
-----------------------------------------------------------------------------


Class B shares will be automatically converted to Class A shares at the beginning of the seventh year after purchase.

Class C Shares

Shareholders who redeem Class C shares within one year of purchase will be charged a CDSC of 1.00% of shares redeemed. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

Class B and C Shares

The CDSC will be imposed on the lesser of the original purchase price or the net asset value of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment thereby reducing or eliminating the otherwise applicable CDSC.


Sales Charge Reductions and Waivers

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

o Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the New Account application and Statement of Additional Information for terms and conditions

o Combination privilege--lets you combine purchases of Class A share of multiple funds of The Montgomery Partners Series for the purpose of reducing the sales charge

To use these privileges: complete the appropriate section on your New Account application, or contact your financial consultant or The Montgomery Partners Series to add these options to an existing account.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

o Payments through certain systematic retirement plans and other employee benefit plans

o Qualifying distributions from qualified retirement plans and other employee benefit plans

o Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 59 1/2

o    Participation in certain fee-based programs

To use any of these waivers: contact your financial consultant or The Montgomery Partners Series.

Reinstatement Privilege. If you sell shares of a Fund, you may invest some or all of the proceeds in the same Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use: contact your financial consultant or The Montgomery Partners Series.

Net Asset Value Purchases. Class A shares may be sold at net asset value to:

o Current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Manager and its members, certain family members of the above persons, and trusts or plans primarily for such persons

o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the Distributor

o Investors who exchange their shares from an unaffiliated investment company that has a comparable sales charge, so long as shares are purchased within 60 days of the redemption

o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees

o Investment advisors, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services

o Employer-sponsored benefit plans in connection with purchases of shares of Class A shares made as a result of participant-directed exchanges between options in such a plan

o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares

o Such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board of Trustees (the "Board")) to have acquired shares under circumstances not involving any sales expense to the Trust or the Distributor


How to Invest in the Funds

Shares are sold at a public offering price based on the net asset value for the class of shares selected, next determined after receipt of the order. Investors may purchase shares of a Fund from selected financial professionals, securities brokers, dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some of these agents may appoint sub-agents. The Funds' shares are also offered for sale directly by Funds Distributor, Inc., the Funds' Distributor, 101 California Street, San Francisco, California 94111, (800) OWL-8758 (695-8758).

If an order, together with payment in proper form, is received by the Transfer Agent, the Distributor or securities brokers, dealers and other financial intermediaries that have an agreement with the Distributor by the close of trading (generally, 4:00 P.M. eastern time, except when the market closes earlier due to a holiday or for any other reason) on any day that the New York Stock Exchange (the "NYSE") is open, Fund shares will be purchased at the public offering price calculated that day for the applicable class of shares. Orders for Fund shares received after close of trading will be purchased at the next day's public offering price.

The minimum initial investment in the Funds is $2,000 (including IRAs) and $500 for subsequent investments. The Manager or the Distributor, at its discretion, may waive these minimums. The Funds do not accept third-party checks or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the United States. Purchases may also be made in certain circumstances by payment of securities. See the Statement of Additional Information for further details.

o The Funds and the Distributor each reserve the right to reject any purchase order in whole or in part.

o See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Initial Investment by Check

o Complete the New Account application. Tell your financial consultant which Fund(s) you wish to invest in and make your check payable to The Montgomery Partners Series.

o    A charge may be imposed on checks that do not clear.

Initial Investment by Wire

o Call your financial consultant or the Transfer Agent to say that you intend to make your initial investment by wire. Provide your name, the dollar amount to be invested, and the Fund(s) and Class(es) in which you want to invest. You will receive further instructions to complete your purchase. Complete information regarding your account must be included in all wire instructions to ensure accurate handling of your investment.

o    Complete the New Account application.

o Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the following:

     Investors Fiduciary Trust Company
     ABA #101003621
     For: DST Systems, Inc.
     Account No. 7519060
     Attention: The Montgomery Partners Series
     For credit to: [(shareholder(s) name)]
     Shareholder account number: [(shareholder(s) account number)] Name of Fund: [(Fund name)]

o    Your bank may charge a fee for any wire transfers.

Subsequent Investments

Minimum subsequent investment (including IRAs) for
  Class A, Class B and Class C shares: ..................$500

Subsequent Investments by Check

o Make your check payable to The Montgomery Partners Series. Enclose an investment stub with your check. If you do not have an investment stub, mail your check with written instructions indicating the Fund name and account number to which your investment should be credited.

o    A charge may be imposed on checks that do not clear.

Subsequent Investments by Wire

o You do not need to contact your financial consultant or the Transfer Agent before making subsequent investments by wire. Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire" above.

Subsequent Investments by Telephone

o Shareholders are automatically eligible to make telephone purchases. To make a purchase, call the Transfer Agent at (800) OWL-8758 (695-8758) before the Funds' cutoff time.

o    Shares for IRAs may not be purchased by phone.

o The maximum telephone purchase is an amount up to five times your account value on the previous day.

o Payments for shares purchased must be received by the Transfer Agent within three business days after the purchase request. Write your confirmed purchase number on your check or include it in your wire instructions.

o You should do one of the following to ensure that payment is received in time:

     o Transfer funds directly from your bank account by sending a letter and a voided check or deposit slip (for a savings account) to the Transfer Agent.
     o Send a check by overnight or second-day courier service to The Montgomery Partners Series, 210 West 10th Street, 8th Floor, Kansas City, MO 64105.
     o Instruct your bank to wire funds to the Transfer Agent's affiliated bank by using the bank wire information under "Initial Investment by Wire" above.


Automatic Account Builder ("AAB")

With AAB you can periodically, either monthly or quarterly, make additional purchases of Fund shares through automatic transfers from your checking or savings account.

o AAB will be established on existing accounts only. You may not use an AAB investment to open a new account. The minimum automatic investment amount is the relevant Fund's subsequent investment minimum.

o    Your bank must be a member of the Automated Clearing House.

o To establish AAB, attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your New Account application or your letter of instruction. Investments will automatically be transferred into your account from your checking or savings account.

o Investments may be transferred either monthly or quarterly on or up to two business days before the 5th or 20th day of the month. If no day is specified on your New Account application or your letter of instruction, the 20th day of each month will be selected.

o    You should allow 20 business days for this service to become effective.

o You may cancel your AAB at any time by sending a letter to your financial consultant or the Transfer Agent. Your request will be processed upon receipt.

Payroll Deduction

o Investments through payroll deduction will be established on existing accounts only. You may not use payroll deduction to open a new account. The minimum payroll deduction amount for the Funds is $500 per payroll period.

o You may automatically deposit a designated amount of your paycheck directly into an account for a Fund in The Montgomery Partners Series.

o    Please  call  your   financial   consultant  or  the  Transfer   Agent  for
     instructions on establishing this service.

Telephone Transactions

You agree to reimburse the Funds for any expenses or losses incurred in connection with telephone transfers to or from your accounts, including any caused by your bank's failure to act in accordance with your request or its failure to honor your debit. If your bank makes erroneous payments or fails to make payment after shares are purchased on your behalf, any such purchase may be canceled and telephone privileges terminated immediately. This privilege may be discontinued at any time by the Funds upon prior written notice or at any time by you by written notice to the Funds. Your request will be processed upon receipt.

Although Fund shares are priced based on the net asset value next determined after receipt of a purchase request, share purchases are not considered final until payment is received. Should payment not be received when required, the Transfer Agent will cancel the telephone purchase request and you may be responsible for any losses incurred by a Fund. While the Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Funds and the Transfer Agent will not be liable for following instructions communicated by telephone reasonably believed to be genuine. These procedures include recording certain telephone calls, sending a confirmation and requiring the caller to give an authorization number or other personal information not likely to be known by others. The Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

Telephone privileges may be revoked at any time by the Funds as to any shareholder if the Funds believe that the shareholder has abused the telephone privilege by using abusive language or by purchases and redemptions that appear to be part of a systematic market-timing strategy.

Retirement Plans

Shares of the Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and IRAs. The Funds may be available for purchase through administrators for retirement plans. Investors who purchase shares as part of a retirement plan should address inquiries and seek investment servicing from their plan administrators. Plan administrators may receive compensation from the Funds for performing shareholder services.

Share Certificates

Share certificates will not be issued by the Funds. All shares are held in non-certificated form, registered on the books of the Funds by the Transfer Agent for the account of the shareholder or relevant financial intermediary. Your financial consultant should always have a correct share balance for you.

General

The Distributor, at its expense, will from time to time also provide additional compensation to dealers who sell shares of The Montgomery Partners Series funds. Compensation may include financial assistance to dealers in connection with conferences, sales training or promotional programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of any of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or regulations of any state or any self-regulatory agency, such as the NASDR. Compensation may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.


How to Redeem an Investment in the Funds

You should contact your financial consultant for assistance with redemptions if you own shares of a Fund in an account through a broker-dealer or other financial intermediary. Your financial consultant will advise you concerning any transaction or servicing fee that may be imposed by the financial consultant. Each Fund also will redeem any portion or all of an investor's shares upon request for accounts held directly with the Transfer Agent. Redemptions can be made on any day that the NYSE is open for trading.

Shareholders are entitled to the net asset value (less any applicable CDSC or redemption fee) next determined after receipt of a redemption order from a shareholder. Orders received after the cutoff time are entitled to the net asset value next determined after receipt.

Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, redemption proceeds may not be mailed until the monies used for the purchase have been collected, which may take up to 15 days from the day your check is received. Shares tendered for redemption through brokers or dealers (other than the Distributor) may be subject to a service charge (in addition to any CDSC) by such brokers or dealers. Procedures for requesting redemptions are set forth below.

Redeeming by Written Instruction

o Write a letter to your financial consultant or the Fund giving your name, account number, the name of the Fund and class of shares which you wish to redeem and the dollar amount (before deduction of any CDSC or redemption fee) or number of shares you wish to redeem.

o The letter must be signed the same way your account is registered. If you have a joint account, all accountholders must sign.

o Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of the redemption exceeds $50,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or a national securities exchange. Contact your financial consultant or the Transfer Agent for more information.

o If you do not have a predesignated bank account and want to wire your redemption proceeds, include a voided check or deposit slip with your letter. The minimum amount that may be wired is $500 (wire charges, if any, will be deducted from redemption proceeds). Your broker-dealer and the Funds reserve the right to permit lesser wire amounts or fees in their discretion.

Redeeming By Telephone

o Unless you have declined telephone redemption privileges on your New Account application, you may redeem shares up to $50,000 by calling your financial consultant or the Transfer Agent before the Funds' cutoff time. This service is not available for IRA accounts.

o If you included bank wire information on your New Account application or made subsequent arrangements to accommodate bank wire redemptions, you may request that your redemption proceeds be wired to your bank account. Allow at least two business days for redemption proceeds to be credited to your bank account. If you want to wire your redemption proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee.

o Telephone redemption privileges will be suspended for 30 days after an address change. All redemption requests during this period must be in writing with a signature guarantee.

o Telephone redemption privileges may be canceled by written request after an account is opened. Your request will be processed upon receipt.

For shareholders holding shares directly with the Transfer Agent: By establishing telephone redemption privileges, a shareholder authorizes the Funds and the Transfer Agent to act upon the instruction of the shareholder or his or her designee by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to a bank or other account designated in the authorization. When a shareholder appoints a designee on the New Account application or by other written authorization, the shareholder agrees to be bound by the telephone redemption instructions given by the shareholder's designee. The Funds may change, modify or terminate these privileges at any time upon prior written notice to shareholders. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on the shareholder's confirmation after 30 days following mailing of such confirmation. See discussion of the Funds' telephone procedures and liability under "Telephone Transactions" above.

Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram (not available for IRAs) or overnight courier.

Systematic Withdrawal Plan

For shareholders holding shares directly with the Transfer Agent: Under a Systematic Withdrawal Plan, a shareholder with an account value of $2,000 or more in a Fund may receive (or have sent to a third party) periodic payments (by check or wire). The minimum payment amount is $100 from a Fund account. Payments may be made either monthly or quarterly on the first day of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption may result in the recognition of a gain or loss for income tax purposes.

Uncashed Distribution or Redemption Checks

If you choose to receive your distribution or redemption by a check from a Fund (instead of a bank wire), you should follow-up to ensure that you have received the distribution or redemption in a timely manner. The Funds are responsible only for mailing the distribution or redemption checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If the postal or other delivery service is unable to deliver a check and the check is returned to a Fund, that Fund will hold the check in a separate account on your behalf for a reasonable period of time but will not invest the money in any interest-bearing account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Small Accounts

For shareholders holding shares directly with the Transfer Agent: Due to the relatively high cost of maintaining smaller accounts, a Fund will redeem shares from any account if at any time, because of redemptions by the shareholder, the total value of a shareholder's account is less than $2,000. If a Fund decides to make an involuntary redemption, the shareholder will first be notified that the value of the shareholder's account is less than the minimum level and will be allowed 30 days to make an additional investment to bring the value of that account to at least the minimum investment required to open an account before that Fund takes any action.



Exchange Privileges and Restrictions

You may exchange shares from an account in one Fund within The Montgomery Partners Series into an account in another Fund offered by your broker-dealer or financial intermediary within The Montgomery Partners Series with the same share class, registration, Taxpayer Identification number and address. An exchange may result in a recognized gain or loss for income tax purposes.

Purchasing and Redeeming Shares by Exchange

o You are automatically eligible to make telephone exchanges with your account.

o    Exchange   purchases   and   redemptions   will  be  processed   using  the
     next-determined net asset value after your request is received. Your request is subject to the Funds' cutoff time.

o Exchange purchases must meet the minimum investment requirements of the Fund you intend to purchase.

o You may exchange for shares of a Fund only in states where that Fund's shares are permitted to be sold and only after you have reviewed a prospectus of that Fund.

o You may not exchange for shares of a fund of The Montgomery Partners Series that is not open to new shareholders unless you have an existing account with that Fund.

o Your broker-dealer or financial intermediary may impose limits on your exchanges. In addition, because excessive exchanges can harm a Fund's performance, the Trust reserves the right to terminate your exchange privileges if you hold your shares directly with the Transfer Agent and make more than four exchanges out of any one Fund during a 12-month period. A Fund may also refuse an exchange into a Fund from which you have redeemed shares within the previous 90 days (accounts under common control and accounts with the same Taxpayer Identification number will be counted together). A shareholder's exchanges may be restricted or refused if a Fund receives, or the Manager or Distributor anticipates, simultaneous orders affecting significant portions of the Fund's assets and, in particular, a pattern of exchanges coinciding with a market-timing strategy. The Trust reserves the right to refuse exchanges by any person or group if, in the Manager's judgment, a Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. Although the Trust attempts to provide prior notice to affected shareholders when it is reasonable to do so, it may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Trust reserves the right to terminate or modify the exchange privileges of the Funds' shareholders in the future.


Portfolio Securities

Equity Securities

The Funds may, within the limits described above, invest in common stocks and may also invest in other types of equity securities (such as preferred stocks or convertible securities) as well as equity-derivative securities.

Depositary Receipts, Convertible Securities and Securities Warrants

The Funds may invest in ADRs, EDRs and GDRs and convertible securities that the Manager regards as a form of equity security. Each Fund also may invest up to 5% of its net assets in warrants, whether or not listed on a securities exchange.

Privatizations

The Funds believe that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation, and the Funds may invest in privatizations. The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. Many privatization programs have failed, and there can be no assurance that the Funds will invest in successful programs.

Special Situations

The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for a Fund to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. No Fund invests more than 15% of its net assets in illiquid investments, including special situations.

Investment Companies

Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940, as amended (the "Investment Company Act"). A Fund also may incur tax liability to the extent that it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to that Fund. See the Statement of Additional Information.

The Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed the associated costs. As a shareholder in an investment company, a Fund bears its ratable share of that investment company's expenses, including advisory and administration fees. The Manager has agreed to waive its own management fee with respect to the portion of a Fund's assets invested in other open-end (but not closed-end) investment companies.

Debt Securities

The Funds may purchase debt securities that complement their objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. Each Fund, however, may also invest up to 5% (35% for the Emerging Markets Fund) of its total assets in debt securities rated below investment grade (commonly called "junk bonds"). This can include securities in default. See "Risk Considerations."

Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of the Funds and will be limited to 5% of each Fund's total assets.

In addition to traditional corporate, government and supranational debt securities, the Funds may invest in external (i.e., to foreign lenders') debt obligations issued by the governments, governmental entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

U.S. Government Securities

The  Funds  may  invest  in  fixed-rate  and  floating-  or  variable-rate  U.S.
government securities. Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the Government National Mortgage Association (the "GNMA"), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank; whereas others, such as those issued by the Federal National Mortgage Association (the "FNMA"), Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however.

Structured Notes and Indexed Securities

The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.



Other Investment Practices

The Funds also may engage in the investment practices described below, each of which may involve certain risks. The Statement of Additional Information, under the heading "Investment Objectives and Policies of the Funds," contains more-detailed information about certain of these practices, including limitations designed to reduce risks.

Short Sales

The Funds may effect short sales of securities. Short sales are transactions in which a Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. A Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in a Fund's recognition of gain for certain portfolio securities. See "Risk Considerations" below.

Repurchase Agreements

The Funds may enter into repurchase agreements. Pursuant to a repurchase agreement, a Fund acquires a U.S. government security or other high-grade liquid debt instrument from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price. Under the Investment Company Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by cash, letters of credit, U.S. government securities or other high-grade liquid debt or equity securities ("collateral assets"). If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

Borrowing

The Funds may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date. The Funds may borrow from broker-dealers and other institutions in order to leverage a transaction. See "Leverage" below. Total borrowings may not exceed one-third of the value of a Fund's assets, and a Fund may pledge its assets in connection with such borrowing. The Emerging Markets Fund may not purchase securities if such borrowing exceeds 10% of its total assets.

Leverage

The Funds may leverage their portfolios through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset values of a Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed and margin borrowing will be covered with collateral assets, a Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Securities Lending

The Funds may lend securities to brokers, dealers and other financial organizations. These loans may not exceed 30% of a Fund's total assets. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

Hedging and Risk Management Practices

In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, a Fund may employ certain risk management practices using the following derivative securities and techniques (known as "derivatives"): swaps, forward currency exchange contracts, currency options, futures contracts and options on futures contracts on foreign government securities, currencies, indices and securities. The Board has adopted derivative guidelines that require the Board to review each new type of derivative that may be used by the Funds. Markets in some countries currently do not have instruments available for hedging transactions relating to currencies or to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such countries. To the extent that such markets do not exist, the Manager may not be able to hedge its investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when the Manager deems it to be appropriate and does not necessarily engage in hedging transactions with respect to each investment. The Funds also may use derivatives in an attempt to realize a greater return, also regarded as using derivatives for "speculative" purposes, which may involve greater risks.

Forward Currency Contracts

The Funds may invest a portion of their assets in forward currency contracts. A forward currency contract is individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds normally conduct their foreign-currency exchange transactions either on a spot (i.e., cash) basis at the spot rate in the foreign-currency exchange market at the time of the transaction, or through entering into forward contracts to purchase or sell foreign currencies at a future date. The Funds may enter into forward contracts with terms greater than one year.

Options on Securities, Securities Indices and Currencies

The Funds may purchase put and call options on securities and currencies traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as in the over-the-counter market. A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency). Put options allow a Fund to protect unrealized gains in an appreciated security that it owns without selling that security. Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs.

The Funds also may purchase put and call options on stock indices in order to hedge against risks of stock market or industry-wide stock price fluctuations. A Fund may purchase options on currencies in order to hedge its positions in a manner similar to its use of forward foreign-exchange contracts and futures contracts on currencies.

The Funds may purchase put and call options and sell uncovered put and call options in an attempt to realize a greater return. This speculative use of options presents a greater risk of loss than using options only for hedging purposes.

Futures and Options on Futures

The Funds may enter into futures contracts on securities indices and U.S. government securities that are traded on exchanges licensed and regulated by the U.S. Commodities Futures Trading Commission (the "CFTC") or on foreign exchanges. The Funds will purchase and sell futures contracts and options thereon for "bona fide hedging" purposes (as defined by the CFTC) and non-

"bona fide hedging" purposes in accordance with CFTC regulations. The Funds' policies regarding futures contracts and options thereon may be changed from time to time to conform to regulatory changes.

The Funds may enter into futures contracts on securities indices such as the Standard & Poor's 500 Composite Index (the "S&P 500"), the Russell Growth 2000 Index (the "Russell 2000") or foreign/international indices. A securities index futures contract does not require the physical delivery of the securities underlying the index. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based.

The Funds may also purchase put and call options on futures contracts for "bona fide hedging" purposes (as defined by the CFTC) and non-"bona fide hedging" purposes. The purchase of an option on a futures contract requires a Fund to pay a premium. If the option cannot be profitably exercised before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs. A Fund may enter into closing purchase or sale transactions in order to terminate its position in a futures contract. There is no guarantee, however, that such closing transaction can be effected. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

Although futures and options transactions, when used for hedging rather than non-hedging purposes to pursue a Fund's investment objective, are intended to enable a Fund to manage interest rate, stock market or currency exchange risks, unanticipated changes in interest rates, market prices or currency exchange rates could result in poorer performance than if that Fund had not entered into these transactions.

Futures contracts and options thereon are derivative instruments. Losses that may arise from certain futures transactions, particularly those involved in non-hedging contexts to pursue a Fund's investment objective, are potentially unlimited. Subject to the regulations of the CFTC, the Funds may invest in futures contracts and options on futures contracts without limitation as to a percentage of its assets.

Hedging Considerations

Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging transactions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and a Fund may be exposed to risk of financial loss. In addition, the Funds pay commissions and other costs in connection with such investments.

Illiquid Securities

No Fund may invest more than 15% of its net assets in illiquid securities. The Funds treat as illiquid any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit. The Funds also treat as illiquid repurchase agreements with maturities in excess of seven days. Illiquid securities do not include securities that meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid. Limitations on resale may adversely affect the marketability of illiquid securities and a Fund may not be able to dispose of these securities at the desired price and time.

Equity Swaps

Each Fund may invest a portion of its total assets in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. The Funds typically regard equity swaps as liquid securities because they may be sold within seven days for approximately the amount at which the Funds have valued them. However, certain equity swaps may be illiquid. See "Illiquid Securities."

Leaps and Bounds

The Long-Short Fund may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Long-Short Fund will not purchase these options with respect to more than 25% of the value of its net assets.

Defensive Investments and Portfolio Turnover

Notwithstanding its investment objective, a Fund may adopt up to a 100% cash or cash equivalent position for temporary defensive purposes to protect against erosion of its capital base. Depending upon the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment in a Fund.

Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes a Fund's investments whenever it believes doing so will further the Fund's investment objective or when it appears that a position of the desired size cannot be accumulated. The Long-Short Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Long-Short Fund expects to take frequent trading positions, resulting in portfolio turnover and brokerage expenses that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover in excess of 100% is considered high and increases such costs. The annual portfolio turnover is expected to be approximately 300% for the Long-Short Fund and approximately 150% for the Emerging Markets Fund. The Manager will not necessarily limit portfolio turnover to these levels. High turnover that results in short-term gains may subject a Fund to California income tax and reduce return. See "Taxation."

Investment Restrictions

The investment objective of each Fund is fundamental and may not be changed without shareholder approval but, unless otherwise stated, the Fund's other investment policies may be changed by the Board. If there is a change in the investment objective or policies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and goals. Each Fund is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental.

Each Fund has reserved the right, if approved by the Board, to convert in the future to a "feeder" fund that would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions. At least 30-days' prior written notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this prospectus.


Risk Considerations

Short Sales

When the Manager believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to that Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. There also is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If that request for the return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the proceeds received earlier. The successful use of short selling may be adversely affected by an imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling also may produce higher than normal portfolio turnover and may result in increased transaction costs to a Fund.

A Fund also may make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If a Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box. Short sales against-the-box also result in a "constructive sale" and require a Fund to recognize any taxable gain in the securities set aside for the short sale.

Until a Fund replaces a borrowed security, it will instruct its Custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. A Fund will not make a short sale if, after giving effect to the short sale, the market value of all securities sold exceeds 100% (25% for the Emerging Markets Fund) of the value of that Fund's total assets. A high level of short sales also may subject a Fund to California income tax and reduce return. See "Taxation."

Small Companies

The Funds may make investments in smaller companies that may benefit from the development of new products and services. Such smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Lower-Quality Debt


The Funds may invest in medium-quality and in high-risk debt securities below investment grade (sometimes called "junk bonds"). Medium-quality debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. Junk bonds offer greater speculative characteristics and are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates, and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Manager's own credit analysis to the extent a Fund's portfolio includes junk bonds.

The Funds may also invest in unrated debt securities. Unrated debt securities are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Manager to determine, to the extent reasonably possible, that the planned investment is sound. From time to time, the Funds may purchase defaulted debt securities if, in the opinion of the Manager, the issuer may resume interest payments in the near future.

Foreign Securities

The Funds may invest in foreign securities, including debt or equity securities denominated in foreign currencies. In addition, the Emerging Markets Fund emphasizes investments in emerging markets securities. Emerging markets countries may present greater opportunity for gain, but also involve greater risk than more developed markets. These countries tend to have less stable governments and less established markets. The markets tend to be less liquid and more volatile, and offer less regulatory protection for investors. The economies of emerging markets countries may be predominantly based on only a few industries or dependent on revenue from particular commodities, international aid or other assistance. Risks associated with investing in foreign securities are generally greater in emerging markets countries.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities; and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, a Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Additional risk factors, including use of domestic and foreign custodian banks and depositories, are described elsewhere in this prospectus and in the Statement of Additional Information.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declines, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Funds may invest are smaller, less liquid, and subject to greater price volatility than those in the United States.

Because the securities owned by the Funds may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also affect the Funds' income and distributions to shareholders. The Funds may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Funds may therefore engage in foreign-currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

Some countries in which a Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Funds.

Many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. A Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Interest Rates

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a debt security's market value, and an interest rate increase produces a decrease in value. The longer the remaining maturity of a debt security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

Lack of Country Diversification

Diversifying a mutual fund's portfolio across a large number of emerging markets countries can reduce the country-related risks involved with investing in emerging markets countries by limiting the portion of your investment in any one country, although it could also limit the potential reward. The Emerging Markets Fund's primary investment policy is not to diversify but instead to concentrate its investments in a small number of emerging markets countries (although it may invest in a large number of companies in each selected country). Such a heavy country concentration may make this Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries this Fund invests in, such events' impact on this Fund will be more magnified than if this Fund did not have such a narrow concentration.


Management of the Funds

The Montgomery Funds II (the "Trust") has a Board of Trustees (the "Board") that establishes the Funds' policies and supervises and reviews their management. Day-to-day operations of the Funds are administered by the officers of the Trust and by the Manager pursuant to the terms of an Investment Management Agreement with the Funds.

Montgomery Asset Management, LLC, is the Funds' Manager. The Manager is a Delaware limited liability company and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. The Manager and its predecessor have advised private accounts and mutual funds since 1990. The Manager is a subsidiary of Commerzbank AG.

Commerzbank, one of the largest publicly held commercial banks in Germany, had total assets of approximately $268 billion on December 31, 1996. Commerzbank and its affiliates had more than $92 billion in assets under management as of October 31, 1997. Commerzbank's asset management operations involve more than 1,000 employees in 13 countries worldwide.

To benefit from these resources, the Manager may consult with or rely on its affiliated investment advisory organizations for research or other investment advice deemed useful by the Manager.

Portfolio Management

Montgomery Global Long-Short Fund

This Fund is collectively managed by a team of portfolio managers representing the Manager's domestic equity, international equity and emerging markets disciplines.

Montgomery Emerging Markets Focus Fund

Josephine S. Jimenez, CFA, is a senior portfolio manager and principal. From 1988 until 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager.

Bryan L. Sudweeks, Ph.D., CFA, is a senior portfolio manager and principal. Before joining the Manager in 1991, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a professor of international finance and investments at George Washington University and served as adjunct professor of international investments from 1988 until May 1991.

Angeline Ee is a portfolio manager and principal. From 1990 until joining the Manager in July 1994, Ms. Ee was an Investment Manager with AIG Investment Corp. in Hong Kong. From June 1989 until September 1990, Ms. Ee was a co-manager of a portfolio of Asian equities and bonds at Chase Manhattan Bank in Singapore.

Frank Chiang is a portfolio manager and principal. From 1993 until joining the Manager in 1996, Mr. Chiang was managing director and portfolio manager at TCW Asia Ltd. in Hong Kong.

Jesus Isidoro Duarte is a portfolio manager and principal. Mr. Duarte joined the Manager in 1994 from Latinvest Management Co. in Brazil, where he was director and vice president responsible for research and portfolio management for the firm's Latin American funds. Prior to Latinvest, Mr. Duarte worked at W.I. Carr in Tokyo as a securities analyst of Japanese equities.

Management Fees and Other Expenses

The Manager provides the Funds with advice on buying and selling securities, manages the Funds' investments, including the placement of orders for portfolio transactions, furnishes the Funds with office space and certain administrative services, and provides personnel needed by the Funds with respect to the Manager's responsibilities under the Manager's Investment Management Agreement with the Funds. The Manager also compensates the members of the Board who are interested persons of the Manager. As compensation, the Funds pay the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the value of its average daily net assets, according to the following table. These fees are higher than for most mutual funds.

--------------------------------------------------------------------------------
                                          AVERAGE DAILY NET ASSETS   ANNUAL RATE

--------------------------------------------------------------------------------
Montgomery Global Long-Short Fund            First $250 million         1.50%
                                              Over $250 million         1.25%
--------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund       First $500 million         1.25%
                                              Over $500 million         1.00%
--------------------------------------------------------------------------------

The Manager also serves as each Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations. As compensation, each Fund pays the Administrator a monthly fee at the annual rate of seven one-hundredths of one percent (0.07%) of that Fund's average daily net assets (six one-hundredths of one percent (0.06%) of that Fund's average daily net assets over $250 million).

Each Fund is responsible for its own operating expenses including, but not limited to: the Manager's fees; taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Trustees who are not interested persons of the Manager; salaries of certain personnel; costs and expenses of calculating its daily net asset value; costs and expenses of accounting, bookkeeping and recordkeeping required under the Investment Company Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Manager or its affiliates; printing and mailing prospectuses, Statements of Additional Information and reports to shareholders; and other expenses relating to the Funds' operations, plus any extraordinary and nonrecurring expenses that are not expressly assumed by the Manager.

Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Trustees and approved by its shareholders. Pursuant to that Rule, the Board has approved, and each Fund has entered into, a Share Marketing Plan (the "12b-1 Plan") with the Distributor, as the distribution coordinator, for the Class B and Class C shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of seventy-five one-hundredths of one percent (0.75%) of its aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to each such class.

The 12b-1 Plan provides that the Distributor may use the distribution fees received from the class to pay for the distribution expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of a Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund and that class; and (iv) costs involved obtaining whatever information, analysis and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The Board also has adopted a Shareholder Servicing Plan (the "Servicing Plan") for the Class A, Class B and Class C shares of the Funds. Under the Servicing Plan, a Fund will pay servicing fees to the Distributor or Manager, as service coordinators, at an annual rate of up to twenty-five one-hundredths of one percent (0.25%) of the Fund's average daily net assets attributable to each class of shares. The service fee is intended to reimburse the Distributor and Manager for providing or arranging for services to shareholders of those classes. The Distributor or Manager may pay certain banks, trust companies, broker-dealers and other financial intermediaries to the extent they provide shareholder services.

In adopting the 12b-1 Plan and the Servicing Plan (together, the "Plans"), the Board determined that there was a reasonable likelihood that the Plans would benefit the Funds and the shareholders of Class A, Class B and Class C shares. Information with respect to distribution and servicing revenues and expenses is presented to the Board quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. In its review of the Plans, the Board is asked to take into consideration expenses incurred in connection with the separate distribution and servicing of the Class A, Class B and Class C shares of each Fund.

The Class A, Class B and Class C shares are not obligated under the Plans to pay any distribution or servicing expenses in excess of the distribution and servicing fees. Thus, if the Plans were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor.

The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate broker-dealers on an ongoing basis in connection with assets in the Class B and Class C shares attributable to those broker-dealers.

The Plans provide that they shall continue in effect from year to year provided that a majority of the Board, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans (the "Independent Trustees"), vote annually to continue the Plans. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class A, Class B and Class C shares.

All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASDR Rules of Conduct.

The Manager has agreed to reduce its management fee if necessary to keep total annual operating expenses for each class (excluding (i) the Rule 12b-1 fees, and (ii) interest expenses related to borrowing transactions) at or below the following with respect to the average net assets for that class: two and thirty-five one-hundredths of one percent (2.35%) of the Long-Short Fund; and two and one-tenth of one percent (2.10%) of the Emerging Markets Fund. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. The Manager may terminate these voluntary reductions at any time. Any reductions made by the Manager in its fees are subject to reimbursement by a Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by a Fund of fees and expenses for the current year.

In addition, the Manager may elect to absorb operating expenses that a Fund is obligated to pay in order to increase the return to the Fund's investors. To the extent the Manager performs a service or assumes an operating expense for which a Fund is obligated to pay and the performance of such service or payment of such expense is not an obligation of the Manager under the Investment Management Agreement, the Manager is entitled to seek reimbursement from the Fund for the Manager's costs incurred in rendering such service or assuming such expense. The Manager, out of its own funds, also may compensate the Distributor as well as other service providers of shareholder and administrative services.

The Manager considers a number of factors in determining which brokers or dealers to use for the Funds' portfolio transactions. These factors are more fully discussed in the Statement of Additional Information; they include, but are not limited to, reasonableness of commissions, quality of services, and execution and availability of research that the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided that the Funds receive prompt execution at competitive prices, the Manager also may consider sale of the Funds' shares as a factor in selecting broker-dealers for the Funds' portfolio transactions. See "Execution of Portfolio Transactions" in the Statement of Additional Information for further information regarding the Funds' policies concerning execution of portfolio transactions.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the master transfer agent for the Funds (the "Master Transfer Agent") and performs certain recordkeeping and accounting functions. The Master Transfer Agent delegates certain transfer agent functions to DST Systems, Inc., P.O. Box 419898, Kansas City, Missouri 64141-6898, the Funds' transfer agent (the "Transfer Agent"). Morgan Stanley Trust Company, located at One Pierrepont Plaza, Brooklyn, New York 11201, serves as the Funds' principal custodian (the "Custodian").


How Net Asset Value Is Determined

The net asset value of each class of shares of the Funds is determined once daily as of the Funds' cutoff time on each day that the NYSE is open for trading. Generally this is 4:00 P.M. eastern time, or earlier when trading closes earlier. Per-share net asset value is calculated by dividing the value of each Fund's total net assets of a class by the total number of the Fund's shares of that class then outstanding. Each class will have a different per-share net asset value reflecting the specific expense structure of that class.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and ask price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's officers, and by the Manager and the Pricing Committee of the Board, respectively, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of a Funds' shares even if there has not been any change in the foreign currency-denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time a Fund calculates its net asset values may not be reflected in that Fund's calculation of net asset values unless the Manager, under the supervision of the Board, determines that a particular event would materially affect that Fund's net asset values.


Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Dividends are declared and paid annually. Capital gains are declared and paid in the last quarter of each year. Additional distributions, if necessary, may be made following a Fund's fiscal year end (June 30) in order to avoid the imposition of tax on the Fund. The amount and frequency of Fund distributions are not guaranteed and are at the discretion of the Board.

Unless you request cash distributions in writing at least seven business days prior to the distribution, or on the New Account application, all dividends and other distributions will be reinvested automatically in additional shares of the relevant Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date.

Distributions Affect a Fund's Net Asset Value

Distributions are paid to you as of the record date of a distribution of a Fund, regardless of how long you have held the shares. Dividends and capital gains awaiting distribution are included in a Fund's daily net asset value. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31 a Fund declared a dividend in the amount of $0.50 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.50, barring market fluctuations.

If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. In the example above, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.50 per share as a dividend, and your shares would now be worth $9.50 per share. Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of net asset value of the Fund, regardless of whether you reinvested the dividends.


Taxation

Each Fund intends to qualify and elect as soon as possible to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by distributing substantially all of its net investment income and net capital gains to its shareholders and meeting other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, the Funds generally will not be liable for federal income tax or excise tax based on net income except to the extent that their earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code pertaining to the timing of distributions. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation. A Fund may also incur tax liability to the extent that it invests in "passive foreign investment companies." See "Portfolio Securities" and the Statement of Additional Information.

For federal income tax purposes, any dividends derived from net investment income and any excess of net short-term capital gains over net long-term capital loss, that investors (other than certain tax-exempt organizations that have not borrowed to purchase Fund shares) receive from a Fund are considered ordinary income. Part of the distributions paid by a Fund may be eligible for the dividends-received deduction allowed to corporate shareholders under the Code. Distributions of the excess of net long-term capital gains over net short-term capital losses from transactions of a Fund are treated by shareholders as long-term capital gains regardless of the length of time that Fund's shares have been owned. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of income and capital gains are taxed in the manner described above, whether they are taken in cash or are reinvested in additional shares of the Funds.

Each Fund will inform its investors of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise investors of the tax status of those distributions and dividends. Investors (including tax-exempt and foreign investors) are advised to consult their own tax advisors regarding the particular tax consequences to them of an investment in shares of a Fund. Additional information on tax matters relating to the Funds and their shareholders is included in the Statement of Additional Information.

Special notice about California tax: Each Fund, particularly the Long-Short Fund, may not qualify as a regulated investment company for California income tax purposes and may be subject to California income tax equal to 8.84% of its net income (without any deduction for distributions) if more than 30% of its gross income is derived from the sale or disposition of securities held less than 3 months. The Taxpayer Relief Act of 1997 recently removed a similar 30% test for the federal corporate income tax on mutual funds. Although there can be no assurances, California legislation is expected to remove this California 30% requirement for this tax year. The Manager will not change its investment strategy in order to avoid this California income tax, which would reduce a Fund's total return for shareholders.

General Information

The Trust

Each Fund is a series of The Montgomery Funds II, a Delaware business trust organized on September 10, 1993 (the "Trust"). The Trust's Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, $0.01 par value, in any number of series. The assets and liabilities of each series within the Trust are separate and distinct from those of each other series.

This prospectus relates only to the Class A, Class B and Class C shares of the Funds. The Funds have not designated other classes of shares but may in the future designate other classes of shares for specific purposes.

Shareholder Rights

Shares issued by the Funds have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (e.g., approval of the Investment Management Agreement); all series of the Trust vote as a single class on matters affecting all series of the Trust jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. Except as set forth herein, all classes of shares issued by each Fund shall have identical voting, dividend, liquidation and other rights, preferences, and terms and conditions. The only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses; (b) each class may bear a different identifying designation; (c) each class may have exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class. Although the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board at its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of Trustees pursuant to the provisions of Section 16(c) of the Investment Company Act.

Performance Information

From time to time, a Fund may publish its total return, such as in advertisements and communications to investors. Performance data may be quoted separately for each class of shares. Total return information generally will include a Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's inception of operations. A Fund may also advertise aggregate and average total return information over different periods of time. A Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period according to a specific formula. Aggregate total return is calculated in a similar manner, except that the results are not annualized. Total return figures will reflect all recurring charges against a Fund's income.

Investment results of a Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered a representation of what an investor's total return or current yield may be in any future period.

Legal Opinion

The  validity of shares  offered by this  prospectus  will be passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

Shareholder Reports and Inquiries

Each shareholder whose account is maintained at the Transfer Agent will receive the following information during the year:

o Confirmation statements are mailed after every transaction that affects your account balance, except for preauthorized automatic investment, exchange and redemption services (quarterly).

o Account statements are mailed after the close of each calendar quarter. (Retain your fourth-quarter statement for your tax records.)

o Annual and semi-annual reports are mailed approximately 60 days after June 30 and December 31.

o    1099 tax form(s) are mailed by January 31.

o An annual updated prospectus is mailed to existing shareholders in October or November.

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


Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be mailed to each household for accounts having the same address regardless of the number of shareholders or accounts at that household or address. Any questions should be directed to The Montgomery Partners Series at (800) OWL-8758 (695-8758).


Backup Withholding Instructions

Shareholders are required by law to provide the Funds with their correct Social Security or other Taxpayer Identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN or to check the appropriate boxes on the New Account application and to sign the shareholder's name could result in backup withholding by a Fund of an amount of federal income tax equal to 31% of taxable dividends, capital-gains distributions, redemptions, exchanges and other payments made to a shareholder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (the "IRS"). Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gifts to Minors Act, the TIN of the minor should be furnished. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because he or she failed to report all interest and dividend income on his or her tax return and the shareholder has not been notified by the IRS that such withholding will cease, the shareholder should cross out the appropriate item on the New Account application. Dividends paid to a foreign shareholder's account by a Fund may be subject to up to 30% withholding instead of backup withholding.

A shareholder who is an exempt recipient should furnish a TIN and check the appropriate box. Exempt recipients include certain corporations, certain tax-exempt entities, tax-exempt pension plans and IRAs, government agencies, financial institutions, registered securities and commodities dealers and others. For further information see Section 3406 of the Code and consult a tax advisor.

                        ---------------------------------

This prospectus is not an offering of the securities herein described in any state in which such offering is unauthorized. No salesperson, dealer or other person is authorized to give any information or make any representation other than those contained in this prospectus, the Statement of Additional Information or in the Funds' official sales literature.

Glossary

cash equivalents. These are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts, master demand notes and money market mutual funds. These consist of high-quality debt obligations, certificates of deposit and bankers' acceptances rated at least A-1 by S&P or Prime-1 by Moody's, or the issuer has an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Manager.

convertible security. This is a fixed-income security (a bond or some preferred stocks) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

covered call option. A call option is "covered" if a Fund owns the underlying securities, has the right to acquire such securities without additional consideration, has collateral assets sufficient to meet its obligations under the option, or owns an offsetting call option.

covered put option. A put option is "covered" if a Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

CFTC. The U.S. Commodities Futures Trading Commission.

depositary  receipts.  These  include  American  Depositary  Receipts  ("ADRs"),
   European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

derivatives.  These  include  forward  currency  exchange  contracts,   currency
   options, futures contracts, options, warrants, swaps and options on futures contracts on U.S. government and foreign government securities, currencies and indices.

FNMA. The Federal National Mortgage Association.

forward currency contracts. This is a contract individually negotiated and privately traded by currency traders and their customers which creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. A Fund generally may enter into forward contracts with terms greater than one year.


futures and options on futures. A futures contract is an agreement to buy or sell a security, instrument or commodity at an agreed-upon price sometime in the future. Futures contracts also may relate to securities indices or the underlying securities. These often are standardized agreements traded on futures exchanges. Options on futures are the right, but not the obligation, to buy or sell an underlying futures contract at a specific price during a specified time period.

GNMA. The Government National Mortgage Association.

illiquid securities. A Fund treats as illiquid any securities subject to restrictions on repatriation for more than seven days and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit. A Fund also treats as illiquid repurchase agreements with maturities in excess of seven days. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

investment grade. Investment-grade debt securities are those rated within the four highest grades by S&P (at least BBB), Moody's (at least Baa) or Fitch (at least Baa) or in unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board.

leverage. Some Funds may use leverage in an effort to increase return. Although leverage creates an opportunity for increased income and gain, it can also magnify losses and create certain risk considerations. Leveraging also creates interest expenses that can exceed any income from the assets retained.

repurchase  agreement.  With a  repurchase  agreement,  a Fund  acquires  a U.S.
   government security or other high-grade liquid debt instrument from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price.

reverse repurchase agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

securities  lending.  A Fund may lend  securities to brokers,  dealers and other financial organizations. Each securities loan is collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

U.S. government securities. These include U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

warrant. Typically, this warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

when-issued  and  forward  commitment  securities.  A  Fund  may  purchase  U.S.
   government or other securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed-delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked-to-market daily. There is a risk that the securities may not be delivered and that a Fund may incur a loss.

Investment Manager

   Montgomery Asset Management, LLC
   101 California Street
   San Francisco, California 94111
   (800) OWL-8758 (695-8758)


Distributor

   Funds Distributor, Inc.
   101 California Street
   San Francisco, California 94111
   (800) OWL-8758 (695-8758)


Custodian

   Morgan Stanley Trust Company
   One Pierrepont Plaza
   Brooklyn, New York 11201


Transfer Agent

   DST Systems, Inc.
   P.O. Box 419898
   Kansas City, Missouri 64141-6898
   (800) OWL-8758 (695-8758)


Legal Counsel

   Paul, Hastings, Janofsky & Walker LLP
   345 California Street
   San Francisco, California 94104


                  THE MONTGOMERY PARTNERS SERIES
                  101 California Street
                  San Francisco, California 94111
                  (800) OWL-8758 (695-8758)

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